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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ H. John Greeniaus
                                          H. John Greeniaus


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ Forrest R. Haselton
                                          Forrest R. Haselton


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ Berdon Lawrence
                                          Berdon Lawrence


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ James L. Pate
                                          James L. Pate


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ Terry L. Savage
                                          Terry L. Savage


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ Brent Scowcroft
                                          Brent Scowcroft


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ Gerald B. Smith
                                          Gerald B. Smith


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                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


            WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement or Amendment on Form S-8 (the "Registration Statement") relating to the Pennzoil-Quaker State Company Savings and Investment Plan, the Pennzoil-Quaker State Company Savings and Investment Plan For Hourly Employees, and the Pennzoil-Quaker State Company Non-Qualified Savings and Investment Plan and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

            NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES
J. POSTL, THOMAS P. KELLAGHER and LINDA F. CONDIT, and each of them severally, his true and lawful attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2001.


                                          /s/ Lorne R. Waxlax
                                          Lorne R. Waxlax